UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market
6.70% Cumulative Monthly Income Trust Preferred Securities	BPOPN	The NASDAQ Stock Market
6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2020, at the Annual Meeting of Shareholders of Popular, Inc. (the “Corporation”), the Corporation’s shareholders approved the Popular, Inc. 2020 Omnibus Incentive Plan (the “2020 Omnibus Incentive Plan”). Under the 2020 Omnibus Incentive Plan, the Corporation may grant stock options, stock appreciation rights, restricted stock, restricted stock units, long-term performance units, performance shares and other stock-based or cash-based awards to the Corporation’s officers, employees and nonemployee directors. 4,000,000 shares of the Corporation’s common stock are available for issuance pursuant to awards granted under the 2020 Omnibus Incentive Plan, plus shares of common stock that are subject to awards granted under the Popular, Inc. 2004 Omnibus Incentive Plan (the “2004 Omnibus Incentive Plan”) that cease to be subject to such awards by forfeiture or otherwise after May 12, 2020. No new awards will be made under the 2004 Omnibus Incentive Plan. A more complete description of the terms of the 2020 Omnibus Incentive Plan is included in the Corporation’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2020 under “Proposal 5 – Adoption of the Popular, Inc. 2020 Omnibus Incentive Plan”, as modified by that proxy supplement filed as definitive additional proxy materials with the SEC on April 27, 2020.

The foregoing description of the 2020 Omnibus Incentive Plan does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the complete text of the 2020 Omnibus Incentive Plan, attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2020, at the Annual Meeting of Shareholders of the Corporation, the Corporation’s shareholders approved amendments to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) (i) amending Article SEVENTH to declassify the Corporation’s Board of Directors by the 2023 Annual Meeting of Shareholders; (ii) amending Article SEVENTH to reduce the minimum and maximum amount of members comprising the Corporation’s Board of Directors; and (iii) amending Article NINTH to eliminate supermajority vote requirements. On May 14, 2020, the Corporation filed the amendments to the Certificate of Incorporation with the Department of State of the Commonwealth of Puerto Rico, and such amendments became effective on that date. More complete descriptions of the amendments to the Certificate of Incorporation are included in the Proxy Statement under “Proposal 2 – Amendment to Article SEVENTH of Popular’s Restated Certificate of Incorporation to Declassify the Board of Directors by the 2023 Annual Meeting of Shareholders”, “Proposal 3 – Amendment to the First Sentence of Article SEVENTH of Popular’s Restated Certificate of Incorporation to Reduce the Minimum and Maximum Amount of Members Comprising the Board of Directors” and “Proposal 4 – Amendment to Article NINTH of Popular’s Restated Certificate of Incorporation to Eliminate Supermajority Vote Requirements”.

The foregoing description of the amendments to the Certificate of Incorporation does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the complete text of the Composite Certificate of Incorporation of the Corporation, attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on May 12, 2020. At the Annual Meeting, the Corporation’s shareholders voted on the following eight proposals and cast their votes as described below:

Proposal 1 – Election of Directors

Elected the following three individuals to serve as “Class 3” directors until the Annual Meeting of Shareholders in 2023 and until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Votes
Ignacio Alvarez	73,013,897	585,711	11,210	5,239,604
María Luisa Ferré	72,180,144	1,400,747	29,927	5,239,604
C. Kim Goodwin	72,924,532	614,081	72,205	5,239,604

Proposal 2 – Amendment to Article SEVENTH of the Certificate of Incorporation to Declassify the Board of Directors by the 2023 Annual Meeting of Shareholders

Approved an amendment to the Certificate of Incorporation to eliminate the Board of Director’s classified structure by phasing it out over a three-year period, beginning at the 2021 Annual Meeting of Shareholders.

For	Against	Abstained	Broker Non-Votes
73,198,813	271,880	140,125	5,239,604

Proposal 3 – Amendment to the First Sentence of Article SEVENTH of the Certificate of Incorporation to Reduce the Minimum and Maximum Amount of Members Comprising the Board of Directors

Approved an amendment to the Certificate of Incorporation to reduce the minimum and maximum amount of members comprising the Board of Directors to not less than seven (7) nor more than fifteen (15) members.

For	Against	Abstained	Broker Non-Votes
73,188,930	340,425	81,463	5,239,604

Proposal 4 – Amendment to Article NINTH of the Certificate of Incorporation to Eliminate Supermajority Vote Requirements

Approved an amendment to the Certificate of Incorporation to eliminate the supermajority vote requirements for the approval of amendments to the Certificate of Incorporation, business combinations and the voluntary dissolution of the Corporation.

For	Against	Abstained	Broker Non-Votes
73,227,302	303,998	79,518	5,239,604

Proposal 5 – Adoption of the Popular, Inc. 2020 Omnibus Incentive Plan

Approved the 2020 Omnibus Incentive Plan.

For	Against	Abstained	Broker Non-Votes
68,821,941	4,660,552	128,355	5,239,604

Proposal 6 – Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)

Approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers.

For	Against	Abstained	Broker Non-Votes
69,849,667	3,620,737	140,414	5,239,604

Proposal 7 – Ratification of Appointment of Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2020.

For	Against	Abstained
74,933,456	3,840,406	76,560

Proposal 8 – Adjournment or Postponement of the Meeting, if Necessary or Appropriate, to Solicit Additional Proxies, in the Event that there are not Sufficient Votes to Approve Proposals 2, 3, 4 and 5

Approved the conditional adjournment or postponement of the meeting.

For	Against	Abstained
69,651,055	9,005,265	194,102

Item 9.01.	Financial Statements and Exhibits.

3.1	Composite Certificate of Incorporation of Popular, Inc.

10.1	Popular, Inc. 2020 Omnibus Incentive Plan (incorporated by reference to Exhibit 4.4 of the Corporation’s Form S-8 filed on May 12, 2020).

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: May 14, 2020	By:	/s/ Javier D. Ferrer
Javier D. Ferrer
Executive Vice President, Chief Legal Officer and Secretary